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                                                                   Exhibit 10.34


                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") dated as of October 16, 1997 by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (hereinafter, together with its successors in title and assigns, called "Borrower"), THE FIFTH THIRD BANK, an Ohio banking corporation, as Agent (in such capacity, the "Agent") THE FIFTH THIRD BANK ("Fifth Third"), as a Lender, and NBD BANK, N.A., a national banking association, ("NBD") as a Lender, (Fifth Third and NBD are hereinafter collectively the "Lenders" and each individually a "Lender").

                              PRELIMINARY STATEMENT
                              ---------------------

         WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as October 16, 1997 (the "Credit Agreement"); and

         WHEREAS, Borrower has requested Agent and Lenders to extend the expiration date of any Letter of Credit; and

         WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

         NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this First Amendment.

         2. EXPIRATION DATE OF LETTERS OF CREDIT.

                  (a) Section 4.2 of the Credit Agreement is hereby amended to in its entirety to read as follows:

                  "Section 4.2 EXPIRATION DATE OF LETTERS OF CREDIT. The expiration date of any Letter of Credit shall not be later than the earlier of (a) twelve (12) months after the date of the issuance thereof, or the third anniversary of the Closing Date; PROVIDED, HOWEVER, the expiration date may be extended beyond the third anniversary of the Closing Date in the event that the Issuing Bank shall have received as collateral cash equal to the total Reimbursement Obligations with respect to such Letter of Credit. In order to collateralize any Letter of Credit expiring after the third anniversary of the Closing Date, Baldwin hereby irrevocably authorizes Agent to draw amounts equal to the total Reimbursement Obligations under any Letter of Credit existing on the

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         third anniversary of the Closing Date and deposit the same in an account with Agent for the benefit of the Issuing Bank and the Lenders."

                  (b) The second parenthetical clause of the second sentence of
Section 4.4 of the Credit Agreement is hereby amended to in its entirety to read as follows:

         "(which date shall be a business day and shall in no event be later than the third anniversary of the Closing Date, except to the extent provided in the proviso to Section 4.2)"

         3. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 9, are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, including without limitation each of the affirmative, financial and negative covenants set forth in Article 10 thereof, as if fully set forth herein, except to the extent modified by this First Amendment.

         4. MISCELLANEOUS. (a) Borrower shall reimburse Agent for all reasonable fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this First Amendment and the handling of any other matters incidental hereto.

         (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this First Amendment, the latter shall govern.

         (c) This First Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

         (d) This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         (e) This First Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

      [Remainder of page intentionally left blank. Signature page follows.]



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         IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

SIGNED IN THE PRESENCE OF:


                                    BALDWIN PIANO & ORGAN COMPANY,
                                    Borrower



                                    By: /s/ Perry H. Schwartz
--------------------------             ------------------------------------
                                    Name: Perry H. Schwartz
                                         ----------------------------------
                                    Title: Cheif Financial Officer and
--------------------------                ---------------------------------
                                           Executive President
                                          ---------------------------------


                                    THE FIFTH THIRD BANK, Agent


/s/ LuAnn Beiderbeck                By: /s/ Robert L. Ries
--------------------------             ------------------------------------
                                    Name: Robert L. Ries
                                         ----------------------------------
/s/ Jo E. McClanahan                Title: Vice President
--------------------------                ---------------------------------


                                    LENDERS:

                                    THE FIFTH THIRD BANK


/s/ LuAnn Beiderbeck                By: /s/ Robert L. Ries
--------------------------             ------------------------------------
                                    Name: Robert L. Ries
                                         ----------------------------------
/s/ Jo E. McClanahan                Title: Vice President
--------------------------                ---------------------------------


                                    NBD BANK, N.A.


/s/ Andrea Hoskin                   By: /s/ Edward C. Hathaway
--------------------------             ------------------------------------
                                    Name: Edward C. Hathaway
                                         ----------------------------------
Andrea Hoskin                       Title: First Vice President
--------------------------                ---------------------------------